                       IMPORTANT SHAREHOLDER INFORMATION


                               Fifth Third Funds

  This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Fifth Third Funds. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

  We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us or vote by telephone or internet. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

  Please take a few moments to exercise your right to vote. Thank you.

                               FIFTH THIRD FUNDS

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2001

  Notice is hereby given that a Special Meeting (the "Meeting") of holders of units of beneficial interest ("Shareholders") of Fifth Third Funds (the "Fund") will be held at 9:00 a.m. (Eastern Time) on June 28, 2001 at the Fund's administrative offices, 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

                 Vote                               Funds Voting
                 ----                               ------------
   1. To elect four Trustees to the                  All Funds
      Board (three of whom are
      current Trustees and one of
      whom is a nominee) to serve
      until their successors are
      elected and qualified;

   2. To approve an increase in the Fifth Third Quality Bond Fund Shareholders fee charged by the Investment
      Advisor for the Fifth Third
      Quality Bond Fund;

   3. To ratify the selection of                     All Funds
      Arthur Andersen LLP as the
      Fund's auditors for the
      fiscal year ending July 31,
      2001.

   4. To transact such other                         All Funds
      business as may properly come
      before the Meeting or any
      adjournment thereof.

  The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Meeting in person.

  Shareholders of record at the close of business on May 16, 2001 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                       By Order of the Trustees,

                                       /s/ Rodney L. Ruehle
                                       ___________________
                                       Secretary
                                       Fifth Third Funds

June 1, 2001

  SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD (OR VOTE BY TELEPHONE OR INTERNET) WHICH IS BEING SOLICITED BY THE FUND'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

To Fifth Third Funds Shareholders:

  The purpose of this proxy is to announce that a Meeting of Shareholders of the Fund has been scheduled for June 28, 2001. The purpose of this Meeting is to submit to the Shareholders a vote to elect four Trustees to the Board, to approve an increase in the investment advisory fee for the Fifth Third Quality Bond Fund, to ratify the selection of Arthur Andersen LLP as the Fund's independent auditor, and to transact such other business as may properly come before the Meeting or any adjournment thereof.

  While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card (or vote by telephone or the Internet). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted (or vote by telephone or the Internet).

  We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call the Fund directly at 1-888-799-5353.

  Your vote is very important to us. As always, we thank you for your confidence and support.

                                       Sincerely,

                                       /s/ Jeffrey C. Cusick
                                       ___________________
                                       Jeffrey C. Cusick
                                       Vice President
                                       Fifth Third Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                          YOUR VOTE IS VERY IMPORTANT

                               FIFTH THIRD FUNDS

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT FOUR TRUSTEES?

A. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund's Board of Trustees (the "Board") may fill vacancies on the Board of Trustees or appoint new Trustees only if, immediately thereafter, at least two-thirds of the Trustees will have been elected by shareholders. Currently, one of the Fund's three Trustees has not been elected by shareholders. This means that no further Trustees may be brought on to the Board through appointment. The Trustees have determined that the size of the Board should be expanded to four members in light of a number of considerations, including the proposed consolidation of Maxus Funds and Kent Funds into the Fifth Third Funds. If all Trustees standing for election are approved by shareholders, 75% of the Board will consist of Trustees who are not "interested" under the 1940 Act. This is a percentage that meets or exceeds all applicable legal and industry standards.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO RAISE THE INVESTMENT ADVISOR FEE FOR THE FIFTH THIRD QUALITY BOND FUND ?

A. On October 26, 2001, it is anticipated that Fifth Third Funds will consolidate with the Kent Funds. Due to this consolidation, the Fifth Third Quality Bond Fund will receive assets of the Kent Income Fund. The Kent Income Fund is over three times larger than the Fifth Third Quality Bond Fund and has, in the past, produced a higher level of total return for its shareholders than has the Fifth Third Quality Bond Fund. The portfolio management personnel of the Kent Income Fund have assumed responsibility for management of the Fifth Third Quality Bond Fund in preparation for the planned consolidation. For this management, the Kent Income Fund is compensating its advisor at a rate of .60% of average daily net assets, as opposed to the .55% of average daily net assets fee in force in the Fifth Third Quality Bond Fund. The Trustees of the Fund believe that increasing the advisory fee of the Fifth Third Quality Bond Fund to the Kent Income Fund is fair and reasonable given these facts.

Q. WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of May 16, 2001. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q. HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Fund, including the independent members, recommends that you vote "FOR" electing the four nominees, "FOR" the increase in the investment advisory fee for the Fifth Third Quality Bond Fund, and "FOR" the ratification of the selection of Arthur Andersen LLP as the Fund's independent auditor. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q. WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact the Fund directly at 1-888-799-5353.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                 BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                PROXY STATEMENT

                               FIFTH THIRD FUNDS
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                               ---------------

                       A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2001

                               ---------------

                                PROXY STATEMENT

  A copy of the Fund's Annual Report dated July 31, 2000, and Semi-Annual Report dated January 31, 2001, is available upon request and may be obtained without cost by calling 1-888-799-5353.

  The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of Fifth Third Funds. The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and electing to vote on June 28, 2001 at the Meeting of Shareholders of the Fund at 9:00 a.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219. The cost of preparing and mailing the Notice of Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

  Only Shareholders of record at the close of business on May 16, 2001 will be entitled to vote at the Meeting. On May 16, 2001, the Trust had outstanding the following number of Shares, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting:

  Government Money Market Fund
  Institutional:  240,272,843.540
  Investment A:  245,417,657.338

  Prime Money Market Fund
  Institutional:  725,739,908.360
  Investment A:  326,542,005.480
  Investment B:        896,315.040

  Tax Exempt Money Market Fund
  Institutional:  163,007,629.300
  Investment A:   45,651,751.160

  U.S. Treasury Money Market Fund
  Institutional:1,084,457,508.280

  Quality Growth Fund
  Institutional:   37,610,666.657
  Investment A:   18,571,595.239
  Investment B:      589,997.255
  Investment C:      657,489.600

  Equity Income Fund
  Institutional:    6,917,476.854
  Investment A:    1,184,574.313
  Investment B:       96,204.462
  Investment C:       52,746.996

  Pinnacle Fund
  Institutional: 1,252,869.065
  Investment A:   863,931.659
  Investment B:     4,698.546
  Investment C:    83,453.103

  Balanced Fund
  Institutional:15,466,043.765
  Investment A: 7,817,052.765
  Investment B:   597,863.748
  Investment C:   513,927.621

  Mid Cap Fund
  Institutional:16,394,271.596
  Investment A: 2,654,412.888
  Investment B:   177,640.619
  Investment C:    97,173.750

  International Equity Fund
  Institutional:17,258,808.408
  Investment A:   584,097.854
  Investment B:    12,000.496
  Investment C:    20,056.200

  Technology Fund
  Institutional: 3,981,313.060
  Investment A:   538,888.981
  Investment B:    73,759.617
  Investment C:    13,834.089

  Bond Fund For Income
  Institutional:15,438,935.634
  Investment A: 2,023,312.229
  Investment C:    26,815.696

  Quality Bond Fund
  Institutional:21,407,268.371
  Investment A: 1,090,412.749
  Investment B:   105,529.087
  Investment C:   103,096.660

  U.S. Government Securities Fund
  Institutional: 4,786,916.637
  Investment A:   342,787.579
  Investment C:    32,793.837

  Municipal Bond Fund
  Institutional:11,894,902.514
  Investment A:    61,871.615
  Investment C:     1,302.849

  Ohio Tax Free Bond Fund
  Institutional:16,078,168.368
  Investment A: 1,466,317.629
  Investment B:    33,943.201
  Investment C:    97,384.557

Investment Advisor

  Fifth Third Asset Management Inc. (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Fund. The Advisor is a wholly owned subsidiary of Fifth Third Bank.

Administrator, Underwriter, and Distributor

  The Funds' principal administrator, principal underwriter, and distributor is BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

  As of May 16, 2001, the Funds believe that Fifth Third Bank and its bank affiliates had investment authority with respect to approximately 69% of the Fund's Shares. As a consequence, Fifth Third Bank may be deemed to be a controlling person of the Funds under the 1940 Act.

  As of May 16, 2001, to the knowledge of the Trust's management, the Officers and Trustees of the Trust owned less than 1% of the outstanding Shares of the Trust, and such Officers and Trustees, as a group, owned less than 1% of the outstanding Shares of the Trust.

  The following table sets forth, as of May 16, 2001 (unless otherwise indicated), the beneficial ownership of each current Trustee, each nominee for Trustee, each of the executive officers, the executive officers and Trustees as a group, and each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

              Government Money Market Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank Trust Dept              220,155,378.780         91.6272%
Fifth Third Mutual Funds Dept
PO Box 630074
Cincinnati, OH 45263

               Government Money Market Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Investor Securities Inc.          221,721,672.810         90.3446%
Attn: Cash Sweeps Department
2005 Market St. 14 Floor
Philadelphia, PA 19103

                 Prime Money Market Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank Trust Dept              654,931,734.430          90.2433%
Fifth Third Mutual Funds Dept
PO Box 630074
Cincinnati, OH 45263




                  Prime Money Market Fund--Investment A Shares

Name and Address of
Beneficial Owner                  Number of Shares Owned           Percent of Class
-------------------               ----------------------           ----------------
Fiserv Investor Securities
 Inc.                                326,541,577.490                    99.9999%
Attn Cash Sweeps Department
2005 Market St 14 Floor
Philadelphia, PA 19103

                  Prime Money Market Fund--Investment B Shares

Name and Address of
Beneficial Owner                  Number of Shares Owned           Percent of Class
-------------------               ----------------------           ----------------
Fiserv Securities Inc                    113,925.320                    12.7104%
FOA 16690859
2005 Market Street Suite
 1200
Philadelphia, PA 19103
Fiserv Securities Inc                     74,990.280                     8.3665%
FOA 16688719
2005 Market Street Suite
 1200
Philadelphia, PA 19103
Fiserv Securities Inc                    135,750.870                    15.1454%
FOA 16049047
2005 Market Street Suite
 1200
Philadelphia, PA 19103
Fiserv Securities Inc                     65,101.070                     7.2632%
FOA 16670489
2005 Market Street Suite
 1200
Philadelphia, PA 19103
Fiserv Securities Inc                    114,239.160                    12.7454%
FOA 31400185
2005 Market Street Suite
 1200
Philadelphia, PA 19103

               Tax Exempt Money Market Fund--Institutional Shares

Name and Address of
Beneficial Owner                  Number of Shares Owned           Percent of Class
-------------------               ----------------------           ----------------
Fifth Third Bank                     150,628,911.890                   92.4061%
Trust and Investment
Services C
38 Fountain Square PLZ
Cincinnati, OH 45263

               Tax Exempt Money Market Fund--Investment A Shares

Name and Address of
Beneficial Owner                  Number of Shares Owned           Percent of Class
-------------------               ----------------------           ----------------
Fiserv Investor Securities
 Inc                                  43,256,357.290                   94.7529%
Attn Cash Sweeps Department
2005 Market St 14 Floor
Philadelphia, PA 19103

             U.S. Treasury Money Market Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank Trust Dept.             912,252,817.870         84.1207%
Fifth Third Mutual Funds Dept.
PO Box 630074
Cincinnati, OH 45263

                   Quality Growth Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                          18,947,099.534         50.3769%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                           6,872,834.901         18.2736%
Trust and Investment Services R
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                          11,300,072.016         30.0449%
Expediter
38 Fountain Square Plz
Cincinnati, OH 45263

                    Quality Growth Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                    13,371,496.434         71.9997%
Trade House Account Non Club 53
2005 Market St.
Philadelphia, PA 19103

                    Quality Growth Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                       613,212.221         93.2657%
Trade House Account Club 53
2005 Market St.
Philadelphia, PA 19103

                    Equity Income Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                          6,307,082.623          91.1761%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                            457,689.797           6.6164%
Expediter
38 Fountain Square Plz
Cincinnati, OH 45263

                    Equity Income Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                    1,172,164.997          98.9524%
Trade House Account Non Club 53
2005 Market St.
Philadelphia, PA 19103

                    Equity Income Fund--Investment B Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                        5,971.280           6.2069%
FAO 16678428
2005 Market Street Suite 1200
Philadelphia, PA 19103

                    Equity Income Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                       51,456.182          97.5528%
Trade House Account Club 53
2005 Market St.
Philadelphia, PA 19103

                      Pinnacle Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                           117,792.711            9.4018%
Trust and Investment Services R
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                           255,120.112           20.3629%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                           361,468.540           28.8513%
Expediter
38 Fountain Square Plz
Cincinnati, OH 45263

                       Pinnacle Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                     837,056.297           96.8892%
Trade House Account Non Club 53
2005 Market St.
Philadelphia, PA 19103

                       Pinnacle Fund--Investment B Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                         239.502            5.0974%
FAO 45956467
2005 Market Street Suite 1200
Philadelphia, PA 19103
Fiserv Securities Inc.                         311.721            6.6344%
FAO 45956467
2005 Market Street Suite 1200
Philadelphia, PA 19103
Fiserv Securities Inc.                       3,092.685           65.8222%
FAO 31534000
2005 Market Street Suite 1200
Philadelphia, PA 19103

                       Pinnacle Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                       81,243.934          97.3528%
Trade House Account Club 53
2005 Market St.
Philadelphia, PA 19103

                      Balanced Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                          2,114,557.880          13.6723%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                          3,636,259.191          23.5112%
Trust and Investment Services R
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                          9,697,629.024          62.7027%
Expediter
38 Fountain Square Plz
Cincinnati, OH 45263

                       Balanced Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                    7,419,463.173          94.9138%
Trade House Account Non Club 53
2995 Market St.
Philadelphia, PA 19103

                       Balanced Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc.                      503,781.936          98.0259%
Trade House Account Non Club 53
2995 Market St.
Philadelphia, PA 19103

                       Mid Cap Fund--Institutional Shares

Name and Address of Beneficial Owner    Number of Shares Owned Percent of Class
------------------------------------    ---------------------- ----------------
Fifth Third Bank                             7,993,208.153         48.7561%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                             3,248,522.337         19.8150%
Trust and Investment Services R
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                             4,813,051.737         29.3581%
Expediter
38 Fountain Square Plz
Cincinnati, OH 45263

                       Mid Cap Fund--Investment A Shares

Name and Address of Beneficial Owner    Number of Shares Owned Percent of Class
------------------------------------    ---------------------- ----------------
Fiserv Securities Inc.                       2,482,767.259         93.5336%
Trade House Account Non Club 53
2005 Market St
Philadelphia, PA 19103

                       Mid Cap Fund--Investment C Shares

Name and Address of Beneficial Owner    Number of Shares Owned Percent of Class
------------------------------------    ---------------------- ----------------
Fiserv Securities Inc.                          97,004.077         99.8254%
Trade House Account Non Club 53
2005 Market St
Philadelphia, PA 19103

                International Equity Fund--Institutional Shares

Name and Address of Beneficial Owner    Number of Shares Owned Percent of Class
------------------------------------    ---------------------- ----------------
Fifth Third Bank & Investment Services      10,941,882.234         63.3988%
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank & Investment Services       4,615,702.825         26.7440%
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank & Investment Services       1,693,343.891          9.8115%
38 Fountain Square Plz
Cincinnati, OH 45263

                 International Equity Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserve Securities                         577,101.997           98.8023%
Trade House Account
2005 Market St.
Philadelphia, PA 19103

                 International Equity Fund--Investment B Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities, Inc.                        946.104            7.8839%
FAO 16900094
2005 Market Street, Suite 1200
Philadelphia, PA 19103
Fiserv Securities, Inc.                        857.018            7.1415%
FAO 16900094
2005 Market Street, Suite 1200
Philadelphia, PA 19103
Fiserv Securities, Inc.                      1,364.522           11.3705%
FAO 45688479
2005 Market Street, Suite 1200
Philadelphia, PA 19103
Fiserv Securities, Inc.                      1,583.116           13.1921%
FAO 16101573
2005 Market Street, Suite 1200
Philadelphia, PA 19103
Fiserv Securities, Inc.                      1,189.581            9.9128%
FAO 16105825
2005 Market Street, Suite 1200
Philadelphia, PA 19103

                 International Equity Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserve Securities                            17,485.943         87.1847%
2005 Market St.
Philadelphia, PA 19103
LPL Financial Services                         1,980.741          9.8760%
A C 4091-7318
9785 Towne Centre Drive
San Diego, CA 92121

                     Technology Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                             293,891.750          7.3818%
Expediter
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank Trust                     1,133,665.937         28.4747%
38 Fountain Sq 1090 F2
Cincinnati, OH 45263
Fifth Third Bank Trust                     2,527,539.570         63.4851%
38 Fountain Sq 1090 F2
Cincinnati, OH 45263

                      Technology Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                        528,556.107         98.0826%
Trade House Account Non Club 53
2005 Market St
Philadelphia, PA 19103

                      Technology Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                         13,833.079         99.9927%
Trade House Account Club 53
2005 Market St
Philadelphia, PA 19103

                   Bond Fund For Income--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                          14,819,651.517         95.9888%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263

                   Bond Fund For Income--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                        953,668.712         47.1340%
Trade House Account Non Club 53
2005 Market St
Philadelphia, PA 19103

                   Bond Fund For Income--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                         18,363.139         68.4791%
Trade House Account Club 53
2005 Market St
Philadelphia, PA 19103
Robert W. Baird Co Inc                         8,452.557         31.5209%
777 East Wisconsin Avenue
Milwaukee, WI 53202

                    Quality Bond Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                          11,624,282.737         54.3006%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                           7,763,345.663         36.2650%
Trust and Investment Services R
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                           1,877,081.302          8.7684%
Expeditor
38 Fountain Square Plz
Cincinnati, OH 45263

                     Quality Bond Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                      1,084,364.798         99.4454%
Trade House Account Non Club 53
2005 Market St
Philadelphia, PA 19103

                     Quality Bond Fund--Investment B Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                        12,442.635           11.7907%
FAO 16513220
2005 Market Street Suite 1200
Philadelphia, PA 19103
Fiserv Securities Inc                        13,438.045           12.7340%
FAO 16539362
2005 Market Street Suite 1200
Philadelphia, PA 19103

                     Quality Bond Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                       103,096.660          100.0000%
Trade House Account Club 53
2005 Market St
Philadelphia, Pa 19103

             U.S. Government Securities Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                          2,297,640.980           47.9983%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                          1,629,779.662           34.0465%
Trust and Investment Services R
38 Fountain Square Plz
Cincinnati, OH 45263
Fifth Third Bank                            850,677.100           17.7709%
Expediter
38 Fountain Square Plz
Cincinnati, OH 45263

              U.S. Government Securities Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                       342,786.421           99.9997%
Trade House Account Non Club 53
2005 Market St
Philadelphia Pa, 19103

              U.S. Government Securities Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                         32,793.837        100.0000%
Trade House Account Club 53
2005 Market St
Philadelphia, Pa 19103

                   Municipal Bond Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                          11,776,244.845         99.0024%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263

                    Municipal Bond Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                         56,686.567         91.6197%
Trade House Account Non Club 53
2005 Market St
Philadelphia, Pa 19103

                    Municipal Bond Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                          1,302.849        100.0000%
Trade House Account Club 53
2005 Market St
Philadelphia, Pa 19103

                 Ohio Tax Free Bond Fund--Institutional Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fifth Third Bank                          15,950,824.786         99.2080%
Trust and Investment Services C
38 Fountain Square Plz
Cincinnati, OH 45263

                  Ohio Tax Free Bond Fund--Investment A Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                      1,461,411.141         99.6654%
Trade House Account Non Club 53
2005 Market St
Philadelphia, Pa 19103

                 Ohio Tax Free Bond Fund--Investment B Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                        2,223.334            6.5502%
FAO 44374423
2005 Market Street Suite 1200
Philadelphia, Pa 19103
Fiserv Securities Inc                        5,008.504           14.7555%
FAO 45922934
2005 Market Street Suite 1200
Philadelphia, Pa 19103
Fiserv Securities Inc                        6,522.317           19.2154%
FAO 45922868
2005 Market Street Suite 1200
Philadelphia, Pa 19103
Fiserv Securities Inc                       10,040.161           29.5793%
FAO 45362334
2005 Market Street Suite 1200
Philadelphia, Pa 19103
Fiserv Securities Inc                        5,025.126           14.8045%
FAO 16595490
2005 Market Street Suite 1200
Philadelphia, Pa 19103
Fiserv Securities Inc                        5,025.126           14.8045%
FAO 44086559
2005 Market Street Suite 1200
Philadelphia, Pa 19103

                 Ohio Tax Free Bond Fund--Investment C Shares

Name and Address of Beneficial Owner  Number of Shares Owned Percent of Class
------------------------------------  ---------------------- ----------------
Fiserv Securities Inc                       96,870.894           99.4725%
Trade House Account Club 53
2005 Market St
Philadelphia, Pa 19103

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Fund's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

                                 INTRODUCTION

  This Meeting is being called for the following purposes: (1) to elect four Trustees to the Fund's Board of Trustees, (2) to approve an increase in the fee paid to the investment advisor for the Fifth Third Quality Bond Fund, (3) to ratify the selection of Arthur Andersen LLP as the Fund's auditors for the fiscal year ending July 31, 2001 and (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.

  Approval of each of Proposals 1, 3, and 4 requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

  Approval of Proposal 2 requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fifth Third Quality Bond Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fifth Third Quality Bond Fund are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fifth Third Quality Bond Fund.

                    PROPOSAL (1)--ELECTION OF FOUR TRUSTEES
                        TO THE FUND'S BOARD OF TRUSTEES

  Proposal 1 relates to the election of Trustees of the Fund. The Board proposes the election of the four nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the Board may recommend.

Trustee Information

  This table shows the dollar range of shares of each equity fund of the Fifth Third Funds beneficially owned by each nominee as of May 16, 2001. In cases where the amount owned in any class of a fund is more than 1% of the fund's or class' assets, as applicable, the percentage owned is also noted. The Trustees oversee all of the Fifth Third Funds. Trustees serve until their successors are elected and qualified.

                                                  Aggregate Dollar Range of Equity
                         Dollar range of Equity Securities in All Funds Overseen or
Trustees Nominee         Securities in the Fund to be Overseen by Trustee or Nominee
----------------         ---------------------- ------------------------------------
Albert Harris                     None                          None
 Birthdate: July 2, 1932

Edward Burke Carey                None                          None
 Birthdate: July 2, 1945

J. Joseph Hale, Jr.               None                          None
 Birthdate: September
  11, 1949

David J. Durham                   None                          None
 Birthdate: May 10, 1945

                             Position(s) Held
                           With the Fifth Third     Principal Occupation During the
Name and Address                  Funds                       Past 5 Years
----------------           --------------------     -------------------------------
Albert Harris........... Trustee since 1988       Chairman of the Board EDB Holdings,
5905 Graves Road                                  Inc., an eyewear retailer (retired
Cincinnati, OH 45243                              July, 1993).

Edward Burke Carey*..... Trustee since 1988       President of Carey Leggett Realty
394 East Town Street                              Advisors since 1990.
Columbus, OH 43215

J. Joseph Hale, Jr...... Trustee since 2001       President of The Cincinnati Gas &
8160 Indian Hill Rd.                              Electric Co., The Union Light Heat &
Cincinnati, Ohio 45243                            Power Co. since June 2000, Vice
                                                  President of the Corporate
                                                  Communications Cinergy Corp since
                                                  August 1996., and President of
                                                  Cinergy Foundation, Inc. since
                                                  January 1992.

David J. Durham++....... First-time Nominee       President and Chief Executive
3212 Church Street                                Officer of Clipper Products, Inc., a
Cincinnati, Ohio 45244                            wholesale distributor, 1997-present.
                                                  Independent Contractor, 1995-1997.

-------
* Indicates an "interested person" of the Fund as defined in the 1940 Act. Mr. Carey's wife owns shares of Fifth Third Bank.
++ Mr. Durham formerly owned, through an investment club, a 1/7 share of 451 shares of Fifth Third Bank, the Parent of the Fund's investment advisor, Fifth Third Asset Management Inc. Mr. Durham disposed of these shares on April 24, 2001.

  The Trustees meet at least four times a year. During the fiscal year ended July 31, 2000, the Trustees held 4 regular meetings and 1 special meeting. Each Trustee attended at least 75% of the total number of meetings of the Board. The Trustees receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Fund for the fiscal year ended July 31, 2000.

                          Aggregate
                         Compensation                                         Total Compensation
                           from the   Pension or Retirement Estimated Annual from the Fifth Third
Name of Person,          Fifth Third      Benefits Upon      Benefits Upon      Funds Paid to
Funds Position              Funds          Retirement          Retirement          Trustees
---------------          ------------ --------------------- ---------------- --------------------
Albert E. Harris........    $9,800            None                None              $9,800

Edward Burke Carey*.....    $7,800            None                None              $7,800

Lee Carter+.............    $7,800            None                None              $7,800

-------
* Indicates an "interested person" of the Fund as defined in the 1940 Act. Mr. Carey's wife owns shares of Fifth Third Bank.
+  Lee Carter has resigned from the Fund's Board of Trustees.

Committees of the Board of Trustees

  The Trust has an Audit Committee created in December 2000 and is currently comprised of all Trustees who are not "interested person" of the Trust (the "Independent Trustees"). The Audit Committee will review financial statements and other audit-related matters for the Trust on an annual basis (and, as necessary, more frequently).

  The Trust also has a Nominations Committee comprised of the Independent Trustees, which meets as often as deemed appropriate by the Nominations Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominations Committee did not meet during the Trust's most recent full fiscal year. The Nominations Committee met in the current year and, following personal interviews and the completion of a review process, selected and recommended the election of the first-time nominee identified above. The Nominations Committee will consider nominees recommended by Shareholders. Such recommendations should be sent to the Nominations Committee at 3435 Stelzer Road, Columbus, Ohio 43219.

  The Trust does not have a standing compensation committee or any committee performing similar functions.

Officers

  The officers of the Fund, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263):

                                      Position(s) Held        Principal Occupation During the
Name and Address                 With the Fifth Third Funds             Past 5 Years
----------------                 --------------------------   -------------------------------
Jeffrey Cusick................    Vice President            Employee of BISYS Fund Services, Inc.
Birthdate: May 19, 1959                                     from September 1993 to July 1995,
Elected 1995                                                Assistant Vice President, Federated
                                                            Administrative Services.

Rodney L. Ruehle..............    Secretary                 Director, Administrative Services of BISYS
Birthdate: April 26, 1968                                   Fund Services Limited Partnership
Elected 1999                                                from August 1995 to present.

Gary R. Tenkman...............    Treasurer                 From April 1998 to present, Director,
Birthdate: September 16, 1970                               Financial Services, BISYS Fund
Elected 1999                                                Services Limited Partnership from
                                                            1990 to March 1998, Audit Manager,
                                                            Ernst & Young LLP.

Karen L. Blair................    Assistant Secretary       Director, Client Services of BISYS Fund
Birthdate: February 16, 1966      and Assistant Treasurer   Services Limited Partnership from
Elected 1999                                                1997 to present. Park Nat'l Bank,
                                                            Trust Officer 1988-1997

  The officers of the Fund serve indeterminate terms at the pleasure of the Board and receive no compensation directly from the Fund for performing the duties of their offices. BISYS Fund Services LP receives fees from the Fund for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as Sub- Transfer Agent.

Required Vote and Board of Trustees' Recommendation

  The Fund as a whole must approve Proposal 1. This means that approval of Proposal 1 requires the affirmative vote of: (a) 67% or more of the Shares of the Fund as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund as a whole, whichever is less.

The Trustees unanimously recommend that Shareholders of the Fund vote to elect the four nominees to the Board of Trustees.

  PROPOSAL (2)--APPROVAL OF AN INCREASE IN THE INVESTMENT ADVISOR FEE FOR THE
                         FIFTH THIRD QUALITY BOND FUND

  Proposal 2 relates to the approval or rejection of an increase in the investment advisor fee for the Fifth Third Quality Bond Fund. On October 26, 2001, it is anticipated that Fifth Third Funds will consolidate with the Kent Funds. Due to this consolidation, the Fifth Third Quality Bond Fund will receive assets of the Kent Income Fund. The Kent Income Fund is over three times larger than the Fifth Third Quality Bond Fund and has, in the past, produced a higher level of total return for its shareholders than has the Fifth Third Quality Bond Fund as demonstrated in the table below. The portfolio management personnel of the Kent Income Fund have assumed responsibility for management of the Fifth Third Quality Bond Fund in preparation for the planned consolidation. For this management, the Kent Income Fund is compensating its advisor at a rate of .60% of average daily net, as opposed to the .55% of average daily net assets fee in force in the Fifth Third Quality Bond Fund. The Trustees of the Fund believe that increasing the advisory fee of the Fifth Third Quality Bond Fund to the Kent Income Fund is fair and reasonable given these facts.

 Kent/Fifth Third Performance Comparison as of February 28, 2001 Institutional
                                    Shares

                                                                     Fifth Third
                                                         Kent Income   Quality
                                                            Bond      Bond Fund
                                                         Performance Performance
                                                         ----------- -----------
1 Year..................................................    13.56%      11.37%
3 Year..................................................     5.80%       5.52%
5 Year..................................................     6.55%       5.92%

        Kent/Fifth Third Performance Comparison as of February 28, 2001
                           Investment/Class A Shares

                                                                     Fifth Third
                                                         Kent Income   Quality
                                                            Bond      Bond Fund
                                                         Performance Performance
                                                         ----------- -----------
1 Year..................................................    13.29%      11.37%
3 Year..................................................     5.54%       5.52%
5 Year..................................................     6.34%       5.92%


  On April 30, 2001, Fifth Third Bank reorganized its investment advisory division into Fifth Third Asset Management Inc. (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, a separate, wholly owned subsidiary of Fifth Third Bank. Pursuant to a unanimous vote of the Trustees of the Fund on April 5, 2001, Fifth Third Asset Management Inc. succeeded Fifth Third Bank as the investment adviser to the Fund as of April 30, 2001. Following the reorganization, the management and investment advisory personnel of Fifth Third Bank that provided investment management services to the Fund continued to do so as the personnel of Fifth Third Asset Management Inc. Additionally, Fifth Third Asset Management Inc. is wholly owned and otherwise fully controlled by Fifth Third Bank. The Investment Advisory agreement is dated April 30, 2001. This is the first time the agreement has been submitted to a vote of shareholders.

  Since 1976, Fifth Third Asset Management Inc. and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

Similar funds managed by Fifth Third Asset Management Inc.

                                                                    Investment
                                         Total Assets  Investment    Advisor
                                            as of       Advisor    Compensation
                  Fund                    12/30/00.   Compensation   Waivers
                  ----                   ------------ ------------ ------------
Maxus Strategic Income Fund............. $  9,950,000    1.00%         None
Kent Short Term Bond Fund............... $200,854,732    0.50%         None
Kent Income Fund........................ $376,632,654    0.60%         None
Kent Intermediate Bond Fund............. $868,066,008    0.55%         None
Kent Intermediate Tax-Free Fund......... $260,063,670    0.50%         None
Kent Tax-Free Income Fund............... $134,749,196    0.55%         None
Kent Michigan Municipal Bond Fund....... $ 91,609,524    0.45%         None

Investment Advisory Fees for Last Fiscal Year

                                                        Year ended
                      Fund Name                        July 31, 2000 Waived-2000
                      ---------                        ------------- -----------
Government Securities Fund............................    $  267       $   56
Quality Bond Fund.....................................       929           --
Ohio Tax Free Bond Fund...............................     1,057           --
Quality Growth Fund...................................     7,067           --
Mid Cap Fund..........................................     1,932           --
Balanced Fund.........................................     2,036           --
International Equity Fund.............................     2,037           --
Equity Income Fund....................................     1,081           --
Bond Fund For Income..................................     1,252           --
Municipal Bond Fund...................................       662           --
Cardinal Fund.........................................     1,482           12
Pinnacle Fund.........................................       952           --
Government Money Market Fund..........................     2,274           --
Prime Money Market Fund...............................     2,260          113
Tax Exempt Money Market Fund..........................       477          477
U.S. Treasury Money Market Fund.......................     3,627        1,269
Technology Fund.......................................        89           --

Information About the Investment Advisor

  Officers and Directors of Fifth Third Asset Management Inc. are listed with their addresses, principal occupations, and present positions.

                 Name and Address                     Principal Occupation
                 ----------------                     --------------------

 Michael Keating................................. Employee of Fifth Third
 Director                                         Bancorp or its subsidiaries
 38 Fountain Square Plaza,
 Cincinnati, Ohio 45263

 James D. Berghausen............................. Employee of Fifth Third
 Director, President and Chief Investment Officer Bancorp or its subsidiaries
 38 Fountain Square Plaza,
 Cincinnati, Ohio 45263

 Paul L. Reynolds................................ Employee of Fifth Third
 Secretary                                        Bancorp or its subsidiaries
 38 Fountain Square Plaza,
 Cincinnati, Ohio 45263

 Robert Curtin................................... Employee of Fifth Third
 Treasurer and Assistant Secretary                Bancorp or its subsidiaries
 38 Fountain Square Plaza,
 Cincinnati, Ohio 45263

 Kevin S. Woodward............................... Employee of Fifth Third
 Assistant Secretary                              Bancorp or its subsidiaries
 38 Fountain Square Plaza,
 Cincinnati, Ohio 45263

 Amy Eisenbeis................................... Employee of Fifth Third
 Assistant Secretary                              Bancorp or its subsidiaries
 38 Fountain Square Plaza,
 Cincinnati, Ohio 45263

  Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities.

  The current Fee Table for the Fifth Third Quality Bond Fund:

                                             Institutional  A     B          C
                                             ------------- ----  ----       ----
Maximum Sales Charge (Load) Imposed on
 Purchases.................................      None      4.50% None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends......................      None      None  None       None
Maximum Deferred Sales Load(/1/)...........      None      None  5.00%      1.00%
  Annual Fund Operating Expenses (as a
   percentage of average net assets).......
Management fees............................      0.55%     0.55% 0.55%      0.55%
Distribution/Service (12b-1) fees..........      None      0.25% 1.00%      0.75%
Other expenses.............................      0.29%     0.29% 0.29%(/2/) 0.53%
Total Annual Fund Operating Expenses(/3/)..      0.84%     1.09% 1.84%      1.83%

-------
(/1/)5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
(/2/)Other expenses are based on estimated amounts for the current fiscal year.
(/3/)During the last fiscal year BISYS waived the following Distribution (12b-
     1) Fees and/or Administration Fees: for Institutional shares: 0.09%, for Investment A shares: 0.09%, and for Investment C shares: 0.33%. Therefore, Total Annual Fund Operating Expenses for shares after fee waivers were as follows: Institutional: 0.75%, for Investment A shares:
     1.00%, and for Investment C shares: 1.50% for the Quality Bond Fund. These waivers may be discontinued at any time.

  Fee Table with proposed Investment Advisory Fee increase:

                                           Institutional  A     B          C
                                           ------------- ----  ----       ----
Maximum Sales Charge (Load)
  Imposed on Purchases....................     None      4.50% None       None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends.........     None      None  None       None
Maximum Deferred Sales Load(/1/)..........     None      None  5.00%      1.00%
  Annual Fund Operating Expenses (as a
   percentage of average net assets)
Management fees(/2/)......................     0.60%     0.60% 0.60%      0.60%
Distribution/Service (12b-1) fees.........     None      0.25% 1.00%      0.75%
Other expenses............................     0.29%     0.29% 0.29%(/3/) 0.53%
Total Annual Fund
  Operating Expenses(/4/).................     0.89%     1.14% 1.89%      1.88%

-------
(/1/)5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
(/2/)Management fees are restated to reflect current fees.
(/3/)Other expenses are based on estimated amounts for the current fiscal year.
(/4/)BISYS has agreed to waive the following Distribution (12b-1) Fees and/or
     Administration Fees: for Institutional shares: 0.09%, for Investment A shares: 0.09%, and for Investment C shares: 0.33%. Therefore, Total Annual Fund Operating Expenses for shares after fee waivers were as follows: Institutional: 0.80%, for Investment A shares: 1.05%, and for Investment C shares: 1.55% for the Quality Bond Fund. These waivers may be discontinued at any time.

Expense Examples

  Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Because these examples are hypothetical and for comparison only, your actual costs may be different.

  Current Expense Example:

Fifth Third Quality Bond Fund                    1 Year 3 Years 5 Years 10 Years
-----------------------------                    ------ ------- ------- --------
Institutional Shares............................  $ 86   $268   $  466   $1,037

Investment A Shares.............................  $556   $781   $1,024   $1,719

Investment B Shares.............................
Assuming Redemption.............................  $687   $879   $1,195   $1,962
Assuming no Redemption..........................  $187   $579   $  995   $1,962

Investment C Shares.............................
Assuming Redemption.............................  $286   $576   $  990   $2,148
Assuming no Redemption..........................  $186   $576   $  990   $2,148

  Expense Example with Proposed Change:

Fifth Third Quality Bond Fund                    1 Year 3 Years 5 Years 10 Years
-----------------------------                    ------ ------- ------- --------
Institutional Shares............................  $ 91   $284   $  493   $1,096

Investment A Shares.............................  $561   $796   $1,049   $1,774

Investment B Shares.............................
Assuming Redemption.............................  $692   $894   $1,221   $2,016
Assuming no Redemption..........................  $192   $594   $1,021   $2,016

Investment C Shares.............................
Assuming Redemption.............................  $291   $591   $1,016   $2,201
Assuming no Redemption..........................  $191   $591   $1,016   $2,201

  The chart below shows the actual amount the investment advisory fee paid during the last fiscal year which ended July 31, 2000 and the dollar amounts that would have been paid had the proposed investment advisory fee structure been in effect (amounts in thousands).

   Current Fee                                                      Proposed Fee
   -----------                                                      ------------
    $929...........................................................    $1,013

  The proposed fee would have resulted in a 9.09% increase in advisory fees paid by Shareholders of the Fifth Third Quality Bond Fund.

  An approval of this increase will result in an amendment to Schedule A of the Investment Advisory Contract. All other investment advisory fees will remain the same.

Required Vote and Board of Trustees' Recommendation

  The Shareholders of Fifth Third Quality Bond Fund must approve Proposal 2. This means that approval of Proposal 2 requires the affirmative vote of: (a) 67% or more of the Shares of the Fifth Third Quality Bond Fund as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fifth Third Quality Bond Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fifth Third Quality Bond Fund as a whole, whichever is less.

  The Trustees unanimously recommend that Shareholders of the Fund vote to approve the increase in the investment advisory fee for the Fifth Third Quality Bond Fund.

              PROPOSAL (3)--RATIFICATION OF SELECTION OF AUDITORS

  Proposal 3 relates to the ratification or rejection of the Fund's independent auditors. The Board selected the firm of Arthur Andersen LLP, 720
E. Pete Rose Way, Suite 400, Cincinnati, Ohio 45202, as auditors of the Fund for the current fiscal year. Arthur Andersen LLP has examined and reported on the fiscal year-end financial statements, dated July 31, 2000, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of Arthur Andersen LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission. The Board has determined that the services provided by the Arthur Andersen LLP for the Fund will not compromise the auditor's independence.

  Information for the period before July 31, 2000 was audited by Ernst & Young LLP. In March 2000, Ernst & Young LLP resigned as the Fund's auditor. Arthur Andersen was selected as the Fund's independent auditor. The Fund's selection of Arthur Andersen as its independent auditor was approved by the Fund's Board of Trustees.

  The reports on the financial statements audited by Ernst & Young for the years ended July 31, 1999 and prior for the Fund did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope of accounting principles. There were no disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

  Representatives of Arthur Andersen LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees

  The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Trust's annual financial statements for fiscal year ended July 31, 2000 amounted to $126,200.

Financial Information System Design and Implementation Fees

  The aggregate fees billed by Arthur Andersen LLP for professional services for directly or indirectly operating, or supervising the operation of information systems or local area networks for the Trust, the Adviser, and any entity controlling, controlled by or under common control with the Adviser and for designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the audit statements of the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser for fiscal year ended July 31, 2000 amounted to $0.

All Other Fees*

  The aggregate fees billed by Arthur Andersen LLP for professional services not captured above under the heading "Audit Fees" or "Financial Information System Design and Implementation Fees" for the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser for the fiscal year ended July 31, 2000 amounted to $757,500.

  The Board of Trustees has determined that the services provided by the auditor are compatible with maintaining the auditor's independence.

Required Vote and Board of Trustees' Recommendation

  The Fund as a whole must approve Proposal 3. This means that approval of Proposal 3 requires the affirmative vote of: (a) 67% or more of the Shares of the Fund as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund as a whole, whichever is less.

The Trustees unanimously recommend that Shareholders of the Fund vote to ratify the selection of Arthur Andersen LLP as the Fund's independent auditor for the fiscal year July 31, 2001.
-------
* Arthur Andersen also did work for Old Kent Bank which merged into the parent of the Advisor subsequent to the last fiscal year. The amount stated does not include fees for the work done for Old Kent Bank.

   PROPOSAL (4)--Other Matters and Discretion of Persons Named in the Proxy

  While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of a Special Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at said Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Meeting.

  If at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

  Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Fund a reasonable time before the Fund's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

  If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary. Shareholders may also vote by telephone or the Internet.

  YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

  MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

                               FIFTH THIRD FUNDS

                        PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS ON JUNE 28, 2001

  This proxy is solicited by the Board of Trustees of Fifth Third Funds for use at a Meeting of Shareholders to be held on June 28, 2001 at 9:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

  The undersigned hereby appoints Jeffrey C. Cusick and Rodney L. Ruehle, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:

PROPOSAL (1) Election of Trustees.

FOR all four nominees    WITHHOLD AUTHORITY to       Nominees:
listed (except as        vote for all nominees       Albert E. Harris
marked to the right)     listed                      Edward Burke Carey
         [   ]                    [   ]              J. Joseph Hale, Jr.
                                                     David J. Durham

                                                     To withhold authority to
                                                     vote for any individual
                                                     nominee, write that
                                                     nominee's name on the
                                                     line below.
                                                     _________________________

PROPOSAL (3) Approval of the selection of Arthur Andersen LLP as the Fund's independent auditor.

    FOR                             AGAINST                                                     ABSTAIN
   [   ]                             [   ]                                                       [   ]

PROPOSAL (4) Transaction of such other business as may properly come before the Meeting.

    FOR                             AGAINST                                                     ABSTAIN
   [   ]                             [   ]                                                       [   ]

  Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

                                   The undersigned hereby acknowledges
                                   receipt of the Notice of a Special Meeting dated June 1, 2001 and the Proxy Statement attached hereto:

                                   ___________________________________________
                                   Signature(s) of Shareholder(s)

                                   ___________________________________________
                                   Signature(s) of Shareholder(s)

                                   Date:_______________________________ , 2001

                                   IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

  IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                      OR

Vote On-Line

1. Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2. Go to the Web Site www.proxyvote.com.
3. Enter the 12-digit Control Number found on your Proxy Card.
4. Cast your vote using the easy-to-follow instructions.

Vote By Toll-Free Phone Call

1. Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2. Call the toll-free number: 1-800-690-6903.
3. Enter the 12-digit Control Number found on your Proxy Card.
4. Cast your vote using the easy-to-follow instructions.

        *DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.

                         FIFTH THIRD QUALITY BOND FUND

                        PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS ON JUNE 28, 2001

  This proxy is solicited by the Board of Trustees of Fifth Third Funds for use at a Meeting of Shareholders of the Fifth Third Quality Bond Fund to be held on June 28, 2001 at 9:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

  The undersigned hereby appoints Jeffrey C. Cusick and Rodney L. Ruehle, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:

PROPOSAL (1) Election of Trustees.

FOR all four nominees    WITHHOLD AUTHORITY to       Nominees:
listed (except as        vote for all nominees       Albert E. Harris
marked to the right)     listed                      Edward Burke Carey
         [   ]                    [   ]              J. Joseph Hale, Jr.
                                                     David J. Durham

                                                     To withhold authority to
                                                     vote for any individual
                                                     nominee, write that
                                                     nominee's name on the
                                                     line below.
                                                     _________________________

PROPOSAL (2) Approval of an increase in the Investment Advisory Fee for the Fifth Third Quality Bond Fund.

    FOR                             AGAINST                                                     ABSTAIN
   [   ]                             [   ]                                                       [   ]

PROPOSAL (3) Approval of the selection of Arthur Andersen LLP as the Fund's independent auditor.

    FOR                             AGAINST                                                     ABSTAIN
   [   ]                             [   ]                                                       [   ]

PROPOSAL (4) Transaction of such other business as may properly come before the Meeting.

    FOR                             AGAINST                                                     ABSTAIN
   [   ]                             [   ]                                                       [   ]

  Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

                                   The undersigned hereby acknowledges
                                   receipt of the Notice of a Special Meeting dated June 1, 2001 and the Proxy Statement attached hereto:

                                   ___________________________________________
                                   Signature(s) of Shareholder(s)

                                   ___________________________________________
                                   Signature(s) of Shareholder(s)

                                   Date: ______________________________ , 2001

                                   IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

  IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                      OR

Vote On-Line

1. Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2. Go to the Web Site www.proxyvote.com.
3. Enter the 12-digit Control Number found on your Proxy Card.
4. Cast your vote using the easy-to-follow instructions.

Vote By Toll-Free Phone Call

1. Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2. Call the toll-free number: 1-800-690-6903.
3. Enter the 12-digit Control Number found on your Proxy Card.
4. Cast your vote using the easy-to-follow instructions.

        *DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.